UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   September 23, 2008

ASCENDIA BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

033-25900
(Commission File Number)

Delaware	75-2228820
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619
(Address of Principal Executive Offices)

609-219-0930
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2008 the Registrant terminated for cause the employment of Robert W. Bailey, its Executive Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 29, 2008

ASCENDIA BRANDS, INC.
By:	/s/ Andrew W. Sheldrick
Andrew W. Sheldrick
General Counsel